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                                                                    Exhibit 99.2

                                   ONEOK, Inc.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of ONEOK, Inc. (the "Company") for the period ending June 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Jim Kneale, Chief Financial Officer of the Company, certify, pursuant to and solely for the purpose of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, subject to the knowledge standard contained therein, and not for any other purpose, that:

         (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/  Jim Kneale                                             August 12, 2002
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Jim Kneale
Chief Financial Officer